                      EQUITY APPRECIATION RIGHTS AGREEMENT

         THIS AGREEMENT made and entered into as of this February 8, 2002 by and among PERSONNEL GROUP OF AMERICA, INC., a Delaware corporation (herein called the "Borrower"), BANK OF AMERICA, N.A., a national banking association, as Agent (in such capacity, the "Agent") for the lenders (the "Lenders") party to the Amended and Restated Credit Agreement dated as of June 23, 1997, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of March 17, 1998, Amendment No. 2 to Amended and Restated Credit Agreement dated as of September 29, 1999, Amendment No. 3 to Amended and Restated Credit Agreement dated as of March 21, 2001, a Waiver Agreement dated as of December 14, 2001 and an Amendment No. 4 to Amended and Restated Credit Agreement dated as of the date hereof (collectively, as modified, amended or syndicated from time to time, the "Credit Agreement'), among the Borrower, the Guarantors party thereto, the Agent, and the Lenders, and the UNDERSIGNED LENDERS.

                              W I T N E S S E T H:

         WHEREAS, in order to induce the Agent and the Lenders to enter into the Amendment No. 4 to Amended and Restated Credit Agreement dated as of the date hereof ("Amendment No. 4"), the Borrower has agreed to grant to the Agent and the Lenders the equity appreciation rights described herein.

         NOW, THEREFORE, in consideration of the entering into of Amendment No. 4 by the Agent and the Lenders, the Borrower does hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 DEFINITIONS. For purposes of this Agreement, in addition to the definitions of terms set forth elsewhere herein, the following words and terms shall have the following meanings, respectively, unless the context clearly requires otherwise:

                  "Agreement" means this Equity Appreciation Rights Agreement, as the same may be modified, amended or supplemented from time to time.

                  "Consolidated Group" means the Borrower and its Subsidiaries.

                  "Credit Agreement" shall have the meaning set forth above; such Credit Agreement to be deemed to continue in effect for purposes of this Agreement, including Section 2.05 hereof.

                  "EBITDA" means for the Consolidated Group, for the four most recent fiscal quarters ending prior to the date of determination, the aggregate amount of earnings from continuing operations on a consolidated basis before interest expense, taxes, depreciation, amortization, any other nonrecurring or restructuring charges (other than any nonrecurring or restructuring charges representing expenses or charges incurred in the ordinary course of business) and without giving effect to any extraordinary gain or loss or gains or losses from asset sales outside of the ordinary course of business. EBITDA shall be determined in accordance with generally accepted accounting principles.

                  "Exercise Date" means the date of the Exercise Notice.

                  "Exercise Notice" means the notice of the exercise of the Agent's right (on behalf of the Lenders) to receive the Rights Fee pursuant to Section 2.01 hereof.

                  "Exercise Period" means the period (i) beginning on the earlier to occur of (A) January 1, 2004 or (B) occurrence of an Event of Default under the Credit Agreement and (ii) ending on January 1, 2006.

                  "Fair Market Value" means the enterprise value (taking into account, among other things, the assets and liabilities, including debts, of the Consolidated Group) of the Consolidated Group determined by an Independent Financial Expert, using a multiple of EBITDA (with such adjustments as are deemed appropriate by the Independent Financial Expert) which shall represent the average multiples used in valuations of comparable entities (in the opinion of the Independent Financial Expert) for the twelve month period prior to the date of determination of Fair Market Value (or such shorter period for which such information shall be available). In determining such average multiple, the Independent Financial Expert shall be directed to make adjustments determined appropriate by the Independent Financial Expert. Notwithstanding the foregoing, if the capital stock of the Borrower is registered under the Securities and Exchange Act of 1934, as amended, and traded on a national stock exchange (including NASDAQ National Market System), "Fair Market Value" shall be the product of (i) the average closing bid price of such stock for the forty-five (45) day period preceding the Exercise Date and (ii) the number of shares of capital stock of Borrower outstanding on the Exercise Date.

                  "Independent Financial Expert" means a nationally recognized investment banking firm reasonably acceptable to the Borrower (i) which does not (and whose directors, officers and affiliates do not) have a direct or indirect financial interest in any of the Consolidated Group and is not an affiliate of a Lender, (ii) which has not been, and, at the time it is called upon to give independent financial advice to any of the Consolidated Group, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of any of the Consolidated Group or any of its affiliates, or any underwriter with respect to any of the Consolidated Group's securities and (iii) which does not provide any advice or opinions to the Borrower or any of its affiliates except as an independent financial expert. An Independent Financial Expert may be compensated by the Borrower for opinions or services it provides as an Independent Financial Expert.

                  "Loans" means the Loans as that term is defined in the Credit Agreement.

                  "Rights" means the equity appreciation right granted to the Agent and Lenders pursuant to this Agreement.

                  "Rights Fee" means the value of the Rights as at the date of determination as provided in Section 2.02 hereof.

                                   ARTICLE II

                                     RIGHTS

         SECTION 2.01 GRANT. The Borrower hereby grants, transfers, conveys and assigns to the Agent for the benefit of the Lenders the right to receive the Rights Fee. The Agent shall exercise the rights hereunder by the giving to the Borrower, at any time during the Exercise Period, an Exercise Notice in the manner provided in Section 3.01 hereof. Such Exercise Notice shall be dated the Exercise Date and shall set forth the name of an Independent Financial Expert selected by the Agent in consultation with the Borrower (it being understood that the Independent Financial Expert must be reasonably acceptable to the Borrower), if the Agent shall require that an Independent Financial Expert determine the Fair Market Value.

         SECTION 2.02 RIGHTS FEE.

                  (a) Except as provided in Sections 2.02(b), 2.03 and 2.05, the Rights Fee shall be the greater of:

                           (i)      the product of 10% times the Fair Market
                  Value; or

                           (ii)     $3,000,000.00.

                  (b) In the event all of the Borrower's Obligations (as defined in the Credit Agreement) have been indefeasibly paid in full by January 1, 2004 and the Termination Date (as defined in the Credit Agreement) shall have occurred by January 1, 2004, the Rights Fee shall be $0.

         SECTION 2.03 COMPUTATION. If the Borrower's capital stock is traded on a national stock exchange the Fair Market Value shall be determined in the manner set forth in the definition of such term based on the price of such capital stock. If the Borrower's capital stock is not listed for trading or otherwise capable of being traded on a national stock exchange the Agent may (in its sole discretion) require that Borrower promptly, upon receipt of the Exercise Notice, retain at Borrower's expense the Independent Financial Expert specified in the Exercise Notice to determine the Fair Market Value. The Borrower shall furnish to the Independent Financial Expert all financial information and such other information regarding the Consolidated Group as the Independent Financial Expert shall reasonably request from time to time. The Borrower further agrees that it will permit the Independent Financial Expert to examine the corporate books and financial records of the Consolidated Group and make copies or extracts therefrom and to discuss the affairs, finances and accounts of any such corporations with the principal officers of the Borrower and its independent public accountants, all at such reasonable times and as often as the Independent Financial Expert may reasonably request. The Borrower acknowledges and agrees that the prompt engagement of the Independent Financial Expert and furnishing of reasonably requested information is necessary for the determination of the Rights Fee. The Independent Financial Expert shall deliver to the Agent its report, in scope and detail reasonably satisfactory to the Agent, not later than sixty (60) days following the Exercise Date. In the event the Borrower fails to engage such Independent Financial Expert within twenty (20) days following the Exercise Date or fails at any time promptly to furnish information reasonably requested in writing by the Independent Financial Expert under this Section 2.03 (which information the Borrower has the capacity to furnish and after providing the Borrower a reasonable period of time in which to furnish; it being understood that the Borrower shall not be deemed to have failed to furnish such information in accordance with this Section 2.03 for so long as the Borrower is using its good faith and commercially reasonable efforts to furnish such information), then the Rights Fee shall be equal to $5,000,000 and shall be immediately due and payable.

         SECTION 2.04 PAYMENT. Within three (3) days of the establishment of the Rights Fee and in no event later than the 90th day after the Exercise Date, the Borrower shall pay the Rights Fee in immediately available funds.

         SECTION 2.05 FINANCIAL INFORMATION. The Borrower hereby covenants and agrees to furnish to the Agent the financial information described in Section
7.1 of the Credit Agreement by the date required under the Credit Agreement whether or not the Credit Agreement shall then be in full force and effect or any of the Borrower's Obligations remain unpaid thereunder. In the event the Borrower shall fail at any time during the Exercise Period to furnish such information, and such failure continues for thirty (30) days following written notice of such failure from the Agent (and provided the Borrower has the capacity to furnish such information within such time period; it being understood that the Borrower shall not be deemed to have failed to furnish such information in accordance with this Section 2.05 for so long as the Borrower is using its good faith and commercially reasonable efforts to furnish such information), no Exercise Notice shall be required hereunder and the Rights Fee shall become immediately due and payable and shall be equal to $5,000,000. Such Rights Fee shall be paid immediately to the Agent without further demand or notice.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.01 NOTICE. Any notice or communication shall be in writing and delivered by telecopy or in person or mailed by first-class mail or overnight courier addressed as follows:

                  If to the Borrower:    Personnel Group of America, Inc.
                                         5605 Carnegie Boulevard, Suite 500
                                         Charlotte, NC 28209

                                         Attn: James C. Hunt, Chief Financial
                                               Officer
                                         Telephone: (704) 442-5105
                                         Telecopy: (704) 442-5135

                  If to the Agent:       Bank of America, N.A.
                                         Bank of America Corporation Center,
                                           22nd Floor
                                         100 North Tryon Street, NC1-007-22-26
                                         Charlotte, NC  28255-0001
                                         Attention: Leonard Norman
                                         Telephone: (704) 387-3262
                                         Telecopy: (704) 386-7515

                  If to a Lender:        At the relevant address set forth on
                                         Schedule 2.1(a) to the Credit
                                         Agreement.

         The Borrower or the Agent by notice may designate additional or different addresses for subsequent notices or communications.

         SECTION 3.02 SHARING OF RIGHTS FEE; DIRECTION TO EXERCISE RIGHTS. The Borrower and the Agent acknowledge and agree that the Rights Fee shall be paid by the Borrower to the Agent for the benefit of the Lenders. The Rights Fee paid to the Agent shall be paid by the Agent to the Lenders in the manner described in Section 3.14 of the Credit Agreement so long as a Lender shall have fulfilled its obligations to the Agent and the other Lenders under the Credit Agreement. The Agent and the Lenders acknowledge and agree that the Agent shall exercise the rights hereunder, during the Exercise Period and in accordance with the terms hereof, upon the request and at the direction of the Required Lenders (as defined in the Credit Agreement). The parties hereto further acknowledge and agree that the Required Lenders may, in their sole discretion, decline to direct the Agent to exercise the rights hereunder.

         SECTION 3.03 GOVERNING LAW; SEVERABILITY. THE LAW OF THE STATE OF NORTH CAROLINA SHALL GOVERN THIS AGREEMENT BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. IF ONE OR MORE PROVISIONS OF THIS AGREEMENT ARE HELD TO BE UNENFORCEABLE UNDER APPLICABLE LAW, SUCH PROVISIONS SHALL BE SEVERED FROM THIS AGREEMENT AS IF SUCH PROVISIONS WERE NOT INCLUDED AND THE BALANCE OF THIS AGREEMENT SHALL BE ENFORCEABLE IN ACCORDANCE WITH ITS TERMS.

         SECTION 3.04 JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any North Carolina State court or Federal court of the United States of America sitting in Charlotte, North Carolina, and any Appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any related documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in North Carolina or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any North Carolina State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense or any inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 3.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement, to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:                              PERSONNEL GROUP OF AMERICA, INC.,
                                       a Delaware corporation



                                       By: /s/ James C. Hunt
                                           ------------------------------------
                                       Name:   James C. Hunt
                                       Title:  President and
                                               Chief Financial Officer

LENDERS:                               BANK OF AMERICA, N.A.,
                                       formerly known as NationsBank, N.A.
                                       and Bank of America Illinois,
                                       as Agent and as a Lender



                                       By: /s/ H. Leonard Norman
                                           ------------------------------------
                                       Name:   H. Leonard Norman
                                       Title:  Managing Director


                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002

                                     BNP PARIBAS


                                     By: /s/ Duane Helkowski
                                         ---------------------------------------
                                     Name:   Duane Helkowski
                                     Title:  Director & Head of US Midcap Group



                                     BNP PARIBAS


                                     By: /s/ Shayn March
                                         ---------------------------------------
                                     Name:   Shayn March
                                     Title:  Vice President




                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002

                                     COMERICA BANK


                                     By: /s/ Ryan W. Ocher
                                         ---------------------------------------
                                     Name:   Ryan W. Ocher
                                     Title:  Account Officer







                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002

                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By: /s/ Sandra E. Horwitz
                                         ---------------------------------------
                                     Name:   Sandra E. Horwitz
                                     Title:  Senior Vice President




                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002

                                     BANK ONE, NA


                                     By: /s/ Dianne M. Stark
                                         ---------------------------------------
                                     Name:   Dianne M. Stark
                                     Title:  First Vice President




                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By: /s/ Thomas J. Bogdewic
                                         ---------------------------------------
                                     Name:   Thomas J. Bogdewic
                                     Title:  Assistant Vice President




                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002

                                     FIRST UNION NATIONAL BANK


                                     By: /s/ Jill E. Snyder
                                         ---------------------------------------
                                     Name:   Jill E. Snyder
                                     Title:  Vice President




                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002

                                     WACHOVIA BANK, NA


                                     By: /s/ Jill E. Snyder
                                         ---------------------------------------
                                     Name:   Jill E. Snyder
                                     Title:  Vice President




                          Signature Page to Equity Appreciation Rights Agreement
                                         among Personnel Group of America, Inc.,
                   Bank of America, N.A., as Agent and the Lenders party thereto
                                                                   February 2002